UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 14, 2024

WERNER ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nebraska			0-14690	47-0648386
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

14507 Frontier Road
Post Office Box 45308
Omaha	,	Nebraska		68145-0308
(Address of principal executive offices)				(Zip Code)
(402) 895-6640
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR40.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WERN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)    Annual Meeting Date.

The Annual Meeting of Stockholders of Werner Enterprises, Inc. (the "Company") was held on May 14, 2024 (the "Annual Meeting").

(b)    Election of Directors and Other Matters Voted Upon.

At the Annual Meeting, the three proposals stated below were submitted to a vote of the Company's stockholders of record as of March 25, 2024. (Each proposal is described in detail in the Company's definitive proxy statement filed with the SEC on April 3, 2024.)

The final voting results for each proposal are provided below.

Proposal 1. The Company's stockholders elected one Class I director to serve on the Company's Board of Directors (the "Board") for a one-year term expiring at the 2025 Annual Meeting of Stockholders and two Class III directors to each serve on the Board for a three-year term expiring at the 2027 Annual Meeting of Stockholders. Final voting results were as follows:

				Broker
	For	Withheld	Abstained	Non-Votes
Michelle D. Greene-Class I	54,548,748	4,954,672	—	981,117
Scott C. Arves-Class III	51,981,830	7,521,590	—	981,117
Alexi A. Wellman-Class III	52,320,785	7,182,635	—	981,117

Proposal 2. The Company's stockholders approved the advisory resolution on executive compensation. Final voting results were as follows:

			Broker
For	Against	Abstained	Non-Votes
52,667,129	6,776,302	59,989	981,117

Proposal 3. The Company's stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024. Final voting results were as follows:

			Broker
For	Against	Abstained	Non-Votes
59,389,141	1,068,430	26,966	—

ITEM 8.01.    OTHER EVENTS

On May 14, 2024, the Board approved a new stock repurchase program under which the Company is authorized to repurchase up to 5 million shares of its common stock. Upon approval of the new program, the Board withdrew the previous stock repurchase authorization, which had approximately 1.6 million shares remaining available for repurchase. The Company may repurchase stock from time to time depending on market, economic and other factors. The new authorization will continue until the Board withdraws it.

On May 15, 2024, the Company issued a press release to announce these, among other, Board actions. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. Such exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section 18, nor shall such exhibit be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), unless the registrant expressly states that such exhibit is to be considered “filed” under the Exchange Act or incorporates such exhibit by specific reference in an Exchange Act or Securities Act filing.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

    (d)    Exhibits.

99.1	Press release issued by the Company on May 15, 2024, “Werner Enterprises Announces New Stock Repurchase Authorization and Quarterly Dividend”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WERNER ENTERPRISES, INC.

Date: May 15, 2024	By:	/s/ Christopher D. Wikoff
Christopher D. Wikoff
Executive Vice President, Treasurer and Chief Financial Officer

Date: May 15, 2024	By:	/s/ James L. Johnson
James L. Johnson
Executive Vice President and Chief Accounting Officer